UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2012

THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
58 South Service Road, Melville, NY 11747
(Address of principal executive offices)
Registrant’s telephone number, including area code: (631) 730-2200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) updates information disclosed in a Current Report on Form 8-K filed on November 16, 2012 (the “Original Form 8-K”), relating to the 2012 Annual Meeting of Stockholders of The Hain Celestial Group, Inc. (the “Company”) held on November 15, 2012 (the “Annual Meeting”). Due to the location of the inspector of elections in the area impacted by Tropical Storm Sandy and its continued inability to access its offices and equipment, one ballot manually submitted just prior to the commencement of the Annual Meeting inadvertently was not included in the final tabulation of votes delivered by the inspector of elections. The purpose of this Amendment is to reflect the voting results for the Annual Meeting updated to include this inadvertently omitted ballot, the inclusion of which had no impact on the outcome of the results on any of the proposals. No other changes have been made to the Original Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company submitted the following matters to a vote of security holders:

1.	To elect the director nominees specified herein to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.
To approve, on an advisory basis, the compensation awarded to the named executive officers for the fiscal year ended June 30, 2012, as set forth in the proxy statement filed with respect to the Annual Meeting (the “Proxy Statement”);

3.	To approve the amendment of the Amended and Restated 2002 Long Term Incentive and Stock Award Plan; and

4.	To ratify the appointment of Ernst & Young LLP as our registered independent accountants for the fiscal year ending June 30, 2013

Proposal No. 1 - Election of Directors:
The Company’s stockholders elected the persons named below, the Company’s nominees, as directors of the Company, with the following vote:

Name:	For	Withheld	Abstain	Broker Non-Votes
Irwin D. Simon	35,449,717	1,643,440	—	5,301,861
Richard C. Berke	36,197,971	895,186	—	5,301,861
Jack Futterman	35,272,510	1,820,647	—	5,301,861
Marina Hahn	35,978,818	1,114,339	—	5,301,861
Andrew R. Heyer	36,874,559	218,598	—	5,301,861
Brett Icahn	34,844,414	2,248,743	—	5,301,861
Roger Meltzer	34,767,258	2,325,899	—	5,301,861
Scott M. O’Neil	37,000,093	93,064	—	5,301,861
David Schechter	35,985,838	1,107,319	—	5,301,861
Lawrence S. Zilavy	36,778,473	314,684	—	5,301,861

Proposal No. 2 - Advisory Vote regarding the Compensation of the Company’s Named Executive Officers:
The Company’s stockholders approved, on an advisory basis, the compensation awarded to the named executive officers for the fiscal year ended June 30, 2012 as set forth in the Proxy Statement with the following vote:

For	Against	Abstain	Broker Non-Votes
24,970,422	11,459,149	663,586	5,301,861

Proposal No. 3 - Approval of the Amendment of the Amended and Restated 2002 Long Term Incentive and Stock Award Plan:
The Company’s stockholders approved the amendment of the Amended and Restated 2002 Long Term Incentive and Stock Award Plan with the following vote:

For	Against	Abstain	Broker Non-Votes
26,939,735	10,102,761	50,661	5,301,861

Proposal No. 4 - Ratification of Appointment of Registered Independent Accountants
The Company’s stockholders ratified the appointment of Ernst & Young LLP with the following vote:

For	Against	Abstain	Broker Non-Votes
41,115,996	1,229,657	49,365	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 20, 2012

THE HAIN CELESTIAL GROUP, INC.
(Registrant)

By:	/S/ IRA J. LAMEL
Name:	Ira J. Lamel
Title:	Executive Vice President and Chief Financial Officer